UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 8, 2009

Advanced Medical Institute Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-29531	88-0409144
(Commission File Number)	(IRS Employer Identification No.)

Level 4, Terrace Tower, 80 William Street
Sydney, NSW
Australia 2000

(Address of principal executive offices and zip code)

(61) 2-9640-5253

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2009, Advanced Medical Institute Inc. (the “Company”) received notification from Mr. Anatoly Fanshil and Mr. Spiro Baramalis that effective immediately, they have resigned as directors of the Company. There were no disagreements between either Mr. Fanshil and the Company or Mr. Baramalis and the Company on any matter relating to the Company’s operations, policies or practices, that resulted in their resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL INSTITUTE INC.

By:	/s/ Dilip Shrestha
Name: Dilip Shrestha Title: Chief Financial Officer

Dated: December 10, 2009